UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

TXO Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-41605	32-0368858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West 7th Street, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 334-7800

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TXO	New York Stock Exchange
Common Units representing limited partner interests	TXO	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A of TXO Partners L.P. (the “Partnership”), amends and supplements the Current Report on Form 8-K of the Partnership, dated August 5, 2025 and filed with the Securities and Exchange Commission on August 5, 2025 (the “Initial Form 8-K”), which reported under Item 2.01 that on July 31, 2025, the Partnership’s wholly-owned subsidiary, Morningstar Operating LLC, along with North Hudson Resource Partners, L.P. (“North Hudson”), closed the previously announced acquisition of certain producing oil and gas assets located in the Elm Coulee field in Montana and North Dakota from White Rock Energy, LLC, a Delaware limited liability company (“WRE”) pursuant to that certain Purchase and Sale Agreement, dated as of May 13, 2025, by and among Morningstar Operating LLC, North Hudson and WRE (the “Transaction”).

This amendment is filed to provide the financial statements of the businesses acquired in the Transaction and the pro forma financial information of the Partnership for the Transaction as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited statements of revenues and direct operating expenses of WRE for the six months ended June 30, 2025 and 2024, including the related notes thereto, are filed herewith as Exhibit 99.1.

The audited statements of revenues and direct operating expenses of WRE for the years ended December 31, 2024 and 2023, including the related notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro form condensed combined balance sheet of the Partnership as of June 30, 2025, and the unaudited pro forma condensed combined statements of operations of the Partnership for the six months ended June 30, 2025 and the year ended December 31, 2024, including the related notes thereto, giving effect to the Transaction are filed herewith as Exhibit 99.3. The unaudited pro forma financial information gives effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Unaudited Statements of Revenues and Direct Operating Expenses of White Rock Energy, LLC for the six months ended June 30, 2025 and 2024.

99.2	Audited Statements of Revenues and Direct Operating Expenses of White Rock Energy, LLC for the years ended December 31, 2024 and 2023.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of TXO Partners, L.P as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXO Partners, L.P.

	By:	TXO Partners GP, LLC
its general partner

Dated: October 8, 2025	By:	/s/ Brent W. Clum
	Name:	Brent W. Clum
	Title:	Co-Chief Executive Officer and Chief Financial Officer